Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John R. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avocent Corporation on Form 10-Q for the quarterly period ended July 2, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date:	August 11, 2004
By:/s/ John R. Cooper
		Name:	John R. Cooper
		Title:	President and Chief Executive Officer

I, Douglas E. Pritchett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avocent Corporation on Form 10-Q for the quarterly period ended July 2, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avocent Corporation.

Date:	August 11, 2004
By:/s/ Douglas E. Pritchett
		Name:	Douglas E. Pritchett
		Title:	Senior Vice President of Finance, Chief Financial Officer, Treasurer
and Assistant Secretary